UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

FOX PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-125695

(Commission File Number)

N/A

(IRS Employer Identification No.)

64 Knightsbridge, London England SW1X 7JF

(Address of principal executive offices and Zip Code)

44-207-590-9630

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 17, 2007 we entered into a share issuance agreement with EuroEnergy Growth Capital S.A. (“EuroEnergy”) that will allow EuroEnergy to advance up to $8,000,000 to us in exchange for units of our company (the “Share Issuance Agreement”). The advances will be in $100,000 increments, payable when we give notice under the terms of the Share Issuance Agreement.

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The units will be issued at a price equal to 80% of the volume weighted average of the closing price of common share for the 10 banking days immediately preceding the date of the notice, as quoted on Yahoo! Finance. Each unit will consist of one common share and one common share purchase warrant. Each common share purchase warrant will entitle EuroEnergy to purchase an additional common share at an exercise price equal to 125% of the price of the units.

The securities are being issued in an offshore transaction relying on Regulation S promulgated under the U.S. Securities Act of 1933 Act (the “1933 Act”).

Item 3.02	Unregistered Sales of Equity Securities

On February 23, 2007, we entered into a subscription agreement for a private placement of 100,000 units at the price of $1.00 per unit for the total purchase price of $100,000. Each unit consists of one common share and one common share purchase warrant. One common share purchase warrant entitles the subscriber to purchase one additional common share at an exercise price of $1.25 per common share for a period of three years. We received the proceeds of $100,000 in February, 2007, but did not issue the units until June 1, 2007. We issued the 100,000 units to a non-U.S. person (as that term is defined in Regulation S of the 1933 Act) in an offshore transaction relying on Regulation S promulgated under the 1933 Act.

On May 17, 2007, we gave notice to EuroEnergy, for an advance of $2,000,000, pursuant to the Share Issuance Agreement. As consideration for the cash advance, we issued to EuroEnergy 1,886,792 units at a price of $1.06 per unit. Each unit consists of one common share and one common share purchase warrant. One common share purchase warrant entitles the holder to purchase one common share at a price of $1.33 per share until May 17, 2010. We issued the 1,886,792 units to a non-U.S. person (as that term is defined in Regulation S of the 1933 Act) in an offshore transaction relying on Regulation S promulgated under the 1933 Act.

Item 9.01	Financial Statements and Exhibits
10.1	Share Issuance Agreement dated May 17, 2007
10.2	Private Placement Subscription Agreement dated February 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

Per: /s/ Alexander Craven

Alexander Craven

Director

Dated: May 31, 2007

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